ConnectOne Bancorp, Inc.

a better place to be

Investor Presentation

November 2025

Forward-looking Statements

This presentation contains forward-looking statements that are based on ConnectOne Bancorp, Inc.'s ("ConnectOne") assumptions and beliefs. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such statements pertain to the outlook for ConnectOne's business, plans and objectives and market trends and other matters. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, ConnectOne claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause ConnectOne's future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of ConnectOne's Annual Report on Form 10-K under the heading "Risk Factors", as such disclosure may be supplemented in ConnectOne 's Quarterly Reports on Form 10-Q under "Item 1A. Risk Factors", and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures

This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore, are considered non-GAAP financial measures. Management believes these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company's business and in analyzing the Company's operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.

Experienced Leadership Team

Frank Sorrentino III
Chairman, CEO
Founder

20 Years Industry
25+ Years in Real Estate

Prior Experience
- President of FSS Construction



Bill Burns
Chief Financial Officer
Senior Executive VP

13 Years CNOB
40 Years Industry

Prior Experience
- Dime Savings Bank
- The Bank of New York



Elizabeth Magennis
Bank President

19 Years CNOB
30 Years Industry

Prior Experience
- Sovereign Bank
- Bergen Commercial Bank



Mark Zurlini
Chief Lending Officer
Executive VP

7 Years CNOB
~40 Years Industry

Prior Experience
- M&T Bank
- Palisades Financial



Steve Primiano
Treasurer & Chief
Corporate Development
Officer, Executive VP

13 Years CNOB
20+ Years Industry

Prior Experience
- Center Bancorp, Inc
- Stifel



Joseph Javitz
Chief Credit Officer
Executive VP

7 Years CNOB
40+ Years Industry

Prior Experience
- BCB Community Bank
- Abacus FSB



Bob Schwartz
General Counsel
Executive VP

Supported CNOB Since Inception
37+ Years in Law Supporting Financial Services
Strong Regulatory and M&A Experience

Prior Experience
- Windels Marx
- Seyfarth Shaw, McCarter & English



ConnectOne Bancorp, Inc.

ConnectOne at a Glance



ConnectOne Legacy Branches
Expanded Footprint
New York
Long Island
New Jersey
Florida

Corporate Overview

NASDAQ Symbol
CNOB

Headquarters
Englewood Cliffs, NJ

Bank Established
2005

Total Branches[(1)]
60

Total Assets[(1)]
$14.0B

Market Capitalization[(1)]
$1.2B

(1) As of September 30, 2025

ConnectOne Bancorp, Inc.

Valuable Banking Franchise

Positioned for Growth

- **Strong balance sheet** and reserve levels enabling continued growth trajectory
- **Diversified loan portfolio** funded by stable, low-cost core deposits
- **Scalable platform** to drive organic growth and future acquisitions
- **$1.5 billion of shareholder's equity** and a total risk-based capital ratio of 13.88% as of September 30, 2025

History of Delivering Shareholder Value

- Led by **dedicated and talented bankers** with a deep market expertise
- **Experienced and engaged** board of directors and management team
- **Increased market penetration** across footprint, driving future growth and supporting top-tier profitability
- Disciplined underwriting and well-established **risk management framework**

Attractive Footprint

- Well-positioned in **highlight attractive** markets throughout the NYC-Metro Region serving small to middle-market businesses
- **Headquartered** in Englewood Cliffs, New Jersey
- **Hubs** located in New York City, Melville, New York and West Palm Beach, Florida
- Strong presence in rapidly **growing markets** will foster organic growth opportunities

Disciplined Acquiror

- **Highly experienced in acquisitions** and integrations, ensuring a focus on long-term client relationships
- **Providing the highest level** of client service and community involvement
- **Executing targeted efficiencies** through expense focus and profitably initiatives.
- **Diversified business model** supports prudent risk management

ConnectOne Bancorp, Inc.

Committed to Our Core Values

PEOPLE FIRST

ConnectOne Bank's mission is to prove that putting people first is a better way to do business

SENSE OF URGENCY

- Move fast and get things done
- Ignite passion to action
- Be accessible and responsive
- Make it happen

MAKE AN IMPACT

- Own it!
- Add value! Leave everything better than you found it
- Deliver an amazing and memorable experience
- Perform beyond your comfort zone

WE CONNECT

With clients, employees, shareholders and the community

- We are committed to each other's success
- We are where you need us to be
- Together, we're better

FORWARD THINKING

- We anticipate
- We ask, "What's next?"
- We plan for WHAT IF

ConnectOne Bancorp, Inc.

2025 Third Quarter Highlights

Key Highlights

- Net income $41.0 million, up $61.3 million compared to the linked quarter
- NIM expanded to 3.11%, a 5 basis point improvement from the prior quarter
- Client deposits increased $159.6 million, or 1.2%, compared to the sequential quarter
- Loans receivable increased $139.2 million, or 1.2%, compared to the sequential quarter
- Capital position remains strong with a tangible common equity ratio[1] of 8.36% as of 9/30/25
- Tangible book value per share[1] increased 4.1% to $22.85 at 9/30/25 from $21.95 at 6/30/25

Key Performance Metrics	Reported	Operating[1]
Net Income	$41.0MM	$37.0MM
Diluted EPS	$0.78	$0.70
ROA	1.16%	1.05%
ROE	11.2%	10.0%
Efficiency Ratio	N/A	47.5%

[1] Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation

Balance Sheet Growth
($Billions)


$2.8
$3.1
$4.0
$3.3
$3.5
$4.4
$3.8
$4.2
$5.1
$4.1
$4.5
$5.5
$4.8
$5.1
$6.2
$6.0
$6.2
$7.5
$6.3
$6.8
$8.1
$7.4
$8.1
$9.6
$7.5
$8.3
$9.9
$7.8
$8.3
$9.9
$11.4
$11.3
$14.0
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
3Q25
Total Deposits
15.5%
CAGR
Total Loans Receivable
14.2%
CAGR
Total Assets
13.7%
CAGR

ConnectOne Bancorp, Inc.

Strategic and Financially Disciplined M&A

FEBRUARY 2013
Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years

Raised $50MM+



JULY 2014
Reverse Merger with Center Bancorp (CNBC)

CNOB: $1.3B in assets
CNBC: $1.7B in assets

Combined Assets: $3.1B



JANUARY 2019
Merged with Greater Hudson Bank (GHB)
- Market expansion

CNOB: $5.5B in assets
GHB: $.5B in assets

Combined Assets: $6B

MAY 2019
Acquisition of Boefly, a leading online business lending marketplace

Dynamic Fintech Acquisition

JANUARY 2020
Acquisition of Bancorp of New Jersey (BONJ)
- In-market transaction of a commercial bank

CNOB: $6B in assets
BONJ: $1B in assets

Combined Assets: $7B

JUNE 2025
Completed merger with The First of Long Island Corporation (FLIC)
- Market expansion

CNOB: $10.1B in assets
FLIC: $4.2B in assets

Combined Assets: Approx $14B

Net Interest Margin Expansion



5.66%
5.63%
5.52%
5.63%
5.69%
3.27%
3.02%
2.93%
3.06%
3.11%
2.67%
2.86%
2.83%
2.78%
2.73%
3Q24
4Q24
1Q25
2Q25
3Q25
Net interest margin (1) (2)
Yield on interest-earning assets (1) (2)
Cost of funds (1)

3Q 2025 Highlights

- Improvement in NIM to 3.11% was driven by:
  - Higher loan yields
  - Improved securities yields
  - Favorable earning asset mix
  - Improved funding mix and cost

Future Outlook

- Net interest margin widening as expected
- Excess cash balances rotating into strong loan pipeline during Q4 2025
- Significant loan repricing in 2026 and 2027
- NIM of 3.40%+ projected for 4th qtr 2025

(1) Rates are annualized
(2) Net interest margin and yield on interest-earning assets are on a fully taxable equivalent basis

ConnectOne Bancorp, Inc.

Strong Capital Base

Leverage Ratio


9.35%
5.00%
Excess
4.35%
Leverage Ratio
Well-Capitalized Level

Common Equity Tier 1 (CET 1)


10.17%
6.50%
Excess
3.67%
CET 1
Well-Capitalized Level

Tier 1 Risk-Based Capital


11.17%
8.00%
Excess
3.17%
Tier 1 RBC
Well-Capitalized Level

Total Risk-Based Capital


13.88%
10.00%
Excess
3.88%
Total RBC
Well-Capitalized Level

(Ratios as of September 30, 2025)

ConnectOne Bancorp, Inc.

Loan Portfolio Overview as of September 30, 2025

($Millions)



Residential / Consumer $1,235 11%
Other CRE $3,502 31%
Business Loans(1) $3,151 28%
$11,308 Total Loans
Multifamily $3,420 30%

Loans by Rate Structure



Floating 16%
Fixed 44%
Adjustable 40%

Adjustable Loan Repricing



$319
WAR(2) 6.13%
4Q25
$1,168
WAR(2) 3.61%
2026
$1,072
WAR(2) 4.47%
2027

(1) Includes C&I and Owner-occupied CRE

(2) Represents weighted average rate

ConnectOne Bancorp, Inc.

Credit Quality

Net Charge-offs / Average Loans Receivable [1]


0.31%
0.26%
0.17%
0.22%
0.18%
0.16%
0.16%
0.17%
0.18%
0.15%
3Q24
4Q24
1Q25
2Q25
3Q25
CNOB
Peer Median[2]

Nonperforming Assets / Total Assets


0.53%
0.58%
0.51%
0.37%
0.38%
0.41%
0.46%
0.45%
0.28%
0.28%
3Q24
4Q24
1Q25
2Q25
3Q25
CNOB
Peer Median[2]

[1] Annualized
[2] As reported by S&P Global Market Intelligence. Peers include EBC, PFS, CUBI, WSFS, INDB, CBU, DCOM, NBTB, OCFC, FCF & EGBN

ConnectOne Bancorp, Inc.

Allowance for Credit Losses
($Millions)

Allowance for Credit Losses ("ACL")



1.02%
1.00%
1.00%
1.40%
1.38%
$0.2
$0.2
$0.2
$43.3
$43.3
$82.3
$82.5
$82.2
$112.9
$113.2
3Q24
4Q24
1Q25
2Q25
3Q25
ACL Balance
Nonaccretable
ACL / Total Loans Receivable

ACL Rollforward



Balance as of December 31, 2024
$82.7
Charge-offs $(13.8)
Recoveries
$0.3
Total net charge-offs $(13.5)
Initial provision related to acquisition - loans
$27.4
Operating provision for credit losses
$16.6
Nonaccretable credit marks on PCD loans
$43.3
Balance as of September 30, 2025
$156.5

ConnectOne Bancorp, Inc.

Deposit Composition as of September 30, 2025

($Millions)



Brokered
$939
8%
Time
$2,039
18%
$11,369
Total Deposits
Noninterest-bearing Demand
$2,513
22%
Nonmaturity interest-bearing
$5,878
52%
Improved by 4% from FLIC merger

Uninsured Deposits		
Total Bank Unconsolidated Deposits (RC-O Memo Item 1)	$	11,492
Estimated Uninsured Deposits (RC-O Memo Item 2)	$	4,983
Less: Collateralized Deposits		1,461
Less: Affiliate and Subsidiary Deposits		215
Adjusted Uninsured Deposits	$	3,307
Available Liquidity	$	5,500
Available Liquidity to Adjusted Uninsured Deposits		166%

ConnectOne Bancorp, Inc.

Efficient Operating Model
($Millions)

Operating Noninterest Expense [1][2] / Average Assets



2.08%
2.08%
2.08%
2.16%
2.16%
1.54%
1.53%
1.56%
1.50%
1.48%
3Q24
4Q24
1Q25
2Q25
3Q25
Operating noninterest expense / Average assets
Peer Median(3)

Operating Efficiency Ratio [2]



59.6%
58.6%
57.8%
55.6%
53.1%
57.0%
52.9%
53.0%
49.2%
47.5%
3Q24
4Q24
1Q25
2Q25
3Q25
Operating efficiency ratio
Peer Median(3)

Total Assets per Employee



$20.0
$13.4
$20.1
$13.4
$19.8
$13.0
$18.4
$12.3
$19.0
Total assets / Full time employees
Peer Median(3)
3Q24
4Q24
1Q25
2Q25
3Q25

[1] Annualized
[2] Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation
[3] As reported by S&P Global Market Intelligence. Peers include EBC, PFS, CUBI, WSFS, INDB, CBU, DCOM, NBTB, OCFC, FCF & EGBN. 3Q 2025 peer data was not available at time of publication.

ConnectOne Bancorp, Inc.

Building Noninterest Income


Gain on Sale
• SBA
• Commercial
• Residential
BoeFly
• Strong fee income momentum
• Growing opportunities to expand product set
Fee Optimization
• Deposit fees
• Loan fees
• Transaction Fees

ConnectOne Bancorp, Inc.

AI Innovation and Governance

Current Use Cases

- **Content Summarization**
  Assisting staff in writing and synthesizing information quickly while maintaining quality control
- **Sales Intelligence**
  Analyzing calls and meetings to identify coaching opportunities and strengthen performance
- **Software Development**
  Enabling engineers to accelerate coding and testing workflows while maintaining code control
- **Meeting Notes**
  Capturing discussions, actions, and outcomes, enabling staff to focus on the meeting content
- **Information Analysis**
  Automating the identification of key data points in reports or documentation
- **Business Plan Drafts**
  Producing structured outlines and first drafts for teams to refine

AI Efficiency

- **nCino & Spark Loan Origination Systems**
  Beta testing embedded AI functionality in nCino and Spark to streamline the origination workflow, improve data integrity and increase overall throughput
- **Enhanced Process Workflows**
  Creating custom workflows leveraging AI to aggregate information from multiple sources to consolidate them into a unified format resulting in 25%+ time savings
- **Collaborative AI**
  Piloting innovative applications that enable staff to collaborate with AI to drive efficiencies on complex problem sets that span multiple business units

Compelling Investment Opportunity

- Seamlessly Completed and Integrated Our 2025 Merger in Less Than 1 Month
- Poised For Superior Organic Growth with Deepened Reach in Attractive Markets
- A Well-Positioned Liability Sensitive Balance Sheet with Enhanced Composition
- Positioned for Significant Acceleration of Financial Performance Metrics
- Compelling Investment Opportunity with Meaningful Franchise Value and Upside

	CNOB	Peer (1)	Upside
Price to Tangible Book Value (2)	1.05x	1.33x	+27%
Price to 2026 EPS Estimate (2)	7.26x	9.31x	+28%

(1) Median of the following peers include EBC, PFS, CUBI, WSFS, INDB, CBU, DCOM, NBTB, OCFC, FCF, & EGBN
(2) Based on market data as of 10/31/2025

Non-GAAP Reconciliation

	As of				
	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sept. 30, 2024
Reconciliation of GAAP Net Income to Operating Net Income:					
Net income (loss)	$ 40,976	$ (20,293)	$ 20,242	$ 20,371	$ 17,161
Restructuring and exit charges	994	-	-	-	-
Merger expenses	1,898	30,745	1,320	863	742
Estimated state tax liability on intercompany dividends	-	3,000	-	-	-
Initial provision for credit losses related to merger	-	27,418	-	-	-
Branch closing expenses	-	-	-	477	-
Bank owned life insurance restructuring charge	-	-	327	-	-
Amortization of core deposit intangibles	3,196	1,251	279	296	297
Net (gains) losses on equity securities	(1,674)	(347)	(529)	307	(432)
Defined benefit pension plan curtailment gain	(3,501)	-	-	-	-
Employee retention tax credit	(6,608)	-	-	-	-
Tax impact of adjustments	1,737	(17,168)	(420)	(585)	(171)
Operating net income	$ 37,018	$ 24,606	$ 21,219	$ 21,729	$ 17,597
Preferred dividends	1,509	1,509	1,509	1,509	1,509
Operating net income available to common stockholders	$ 35,509	$ 23,097	$ 19,710	$ 20,220	$ 16,088
Weighted average diluted common shares outstanding	50,462,030	42,173,758	38,511,237	38,519,581	38,525,484
Diluted EPS	$ 0.78	$ (0.52)	$ 0.49	$ 0.49	$ 0.41
Operating diluted EPS (non-GAAP) [(1)]	$ 0.70	$ 0.55	$ 0.51	$ 0.52	$ 0.42
Return on Assets Measures					
Average assets	$14,050,585	$ 11,108,430	$ 9,748,605	$ 9,563,446	$9,742,853
Return on avg. assets	1.16 %	(0.73) %	0.84 %	0.84 %	0.70 %
Operating return on avg. assets (non-GAAP) [(2)]	1.05	0.89	0.88	0.90	0.72

[(1)] Operating net income available to common stockholders divided by weighted average diluted shares outstanding.

[(2)] Operating net income divided by average assets.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sept. 30, 2024
Return on Equity Measures	(dollars in thousands)				
Average stockholders' equity	$ 1,513,892	$ 1,344,254	$ 1,254,373	$ 1,241,738	$1,234,724
Less: average preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Average common equity	$ 1,402,965	$ 1,233,327	$ 1,143,446	$ 1,130,811	$1,123,797
Less: average intangible assets	(280,814)	(235,848)	(212,915)	(213,205)	(213,502)
Average tangible common equity	$ 1,122,151	$ 997,479	$ 930,531	$ 917,606	$ 910,295
Return on avg. common equity (GAAP)	11.16 %	(7.09) %	6.64 %	6.64 %	5.54 %
Operating return on avg. common equity (non-GAAP) [3]	10.04	7.51	6.99	7.11	5.70

[3] Operating net income available to common stockholders divided by average common equity.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sept. 30, 2024
Efficiency Measures	(dollars in thousands)				
Total noninterest expenses	$ 58,673	$ 73,649	$ 39,305	$ 38,498	$ 38,641
Restructuring and exit charges	(994)	-	-	-	-
Merger expenses	(1,898)	(30,745)	(1,320)	(863)	(742)
Branch closing expenses	-	-	-	(477)	-
Bank owned life insurance restructuring charge	-	-	(327)	-	-
Amortization of core deposit intangibles	(3,196)	(1,251)	(279)	(296)	(297)
Operating noninterest expense	$ 52,585	$ 41,653	$ 37,379	$ 36,862	$ 37,602
Net interest income (tax equivalent basis)	$ 103,155	$ 79,810	$ 66,580	$ 65,593	$ 61,710
Noninterest income	19,409	5,185	4,451	3,744	4,737
Defined benefit pension plan curtailment gain	(3,501)	-	-	-	-
Employee retention tax credit	(6,608)	-	-	-	-
Net (gains) losses on equity securities	(1,674)	(347)	(529)	307	(432)
Operating revenue	$ 110,781	$ 84,648	$ 70,502	$ 69,644	$ 66,015
Operating efficiency ratio (non-GAAP) [4]	47.5 %	49.2 %	53.0 %	52.9 %	57.0 %

[4] Operating noninterest expense divided by operating revenue.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

Capital Ratios and Book Value per Share	Sept. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sept. 30, 2024
	As of				
	(dollars in thousands, except for per share data)				
Stockholders equity	$ 1,538,344	$ 1,496,431	$ 1,252,939	$ 1,241,704	$ 1,239,496
Less: preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Common equity	$ 1,427,417	$ 1,385,504	$ 1,142,012	$ 1,130,777	$ 1,128,569
Less: intangible assets	(278,730)	(281,926)	(212,732)	(213,011)	(213,307)
Tangible common equity	$ 1,148,687	$ 1,103,578	$ 929,280	$ 917,766	$ 915,262
Total assets	$ 14,023,585	$ 13,915,738	$ 9,759,255	$ 9,879,600	$ 9,639,603
Less: intangible assets	(278,730)	(281,926)	(212,732)	(213,011)	(213,307)
Tangible assets	$ 13,744,855	$ 13,633,812	$ 9,546,523	$ 9,666,589	$ 9,426,296
Common shares outstanding	50,273,089	50,270,162	38,469,975	38,370,317	38,368,217
Common equity ratio (GAAP)	10.18 %	9.96 %	11.70 %	11.45 %	11.71 %
Tangible common equity ratio (non-GAAP) [5]	8.36	8.09	9.73	9.49	9.71
Book value per share (GAAP)	$ 28.39	$ 27.56	$ 29.69	$ 29.47	$ 29.41
Tangible book value per share (non-GAAP) [6]	22.85	21.95	24.16	23.92	23.85

[5] Tangible common equity divided by tangible assets

[6] Tangible common equity divided by common shares outstanding at period-end